National Penn Bancshares, Inc. (NPBC)

Consistent Performance

♦

Well-Positioned for Growth

February 12, 2015

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

Safe Harbor Regarding Forward Looking Statements

This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "could," "plan," "goal," "potential," "pro forma," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements. National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, potential dilution of National Penn's shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party. These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Non-GAAP Financial Measures

This presentation contains supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP"). National Penn's management uses these non-GAAP measures in its analysis of National Penn's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

- *Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders' equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company's tangible capital trends.*
- *Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.*
- *Adjusted net income and adjusted return on average assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and adjusted return on average assets provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.*
- *Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.*

Management believes the use of non-GAAP measures will help readers compare National Penn's current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

National Penn Bancshares, Inc. (NPBC)

Leading Community Bank in Eastern PA


Scranton
NEW YORK
State College
PENNSYLVANIA
New York City
Allentown
Pittsburgh
Harrisburg
Trenton
Philadelphia
NEW JERSEY
Wilmington
MARYLAND
Baltimore
DELAWARE

Franchise	
Branches:	127
Assets:	$9.8 Billion
Deposits:	$6.7 Billion

- J.D. Power & Associates top-10 ranking in 2014 study
- Ranked #20 on the Forbes 2015 Best Banks in America list
- Recognized as a "5-Star Superior Bank" by Bauer Financial Inc.
- Ranked #15 among 88 banks with $5 Billion to $50 Billion in assets on Bank Director's 2014 Bank Performance Scorecard


strategic
Solid advice from great advisors

OUR VISION

National Penn will be the most highly regarded financial institution within the markets it serves.

OUR MISSION

Serve our customers enthusiastically; with the highest ethical standards, ensure a good return on investment for our shareholders; and create and maintain an energized culture for our employees.

Market Data	
Current Price:	$10.49
Market Cap:	$1.5 Billion
52 week range:	$9.17 - $11.09
Insider Ownership:	~10%
Dividend Yield:	4.19%
Trading Multiples:	
Price/LTM EPS*:	14.8x
Price/TBV:	176%

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Insider ownership through February 5, 2015. Market data per SNL as of February 5, 2015.
* Adjusted EPS, refer to Appendix for calculation of non-GAAP measures.

Concentrated Franchise

Leading All Other Community Banks in the National Penn Market

Rank 2014	Parent Company Name	Proforma* Deposts in Market	Proforma* Market Share (%)
1	Wells Fargo & Co.	$ 35,263,760	18.49
2	PNC Financial Services Group Inc.	21,626,017	11.34
3	Toronto-Dominion Bank	18,385,699	9.64
4	Royal Bank of Scotland Group Plc	14,961,827	7.85
5	Bank of America Corp.	12,925,435	6.78
6	Banco Santander SA	9,308,163	4.88
7	**National Penn Bancshares Inc.**	**6,859,596**	**3.60**
8	M&T Bank Corp.	6,505,482	3.41
9	Susquehanna Bancshares Inc.	6,381,117	3.35
10	Fulton Financial Corp.	5,675,354	2.98
11	Beneficial Mutual Bancorp Inc. (MHC)	3,307,870	1.73
12	Customers Bancorp Inc.	2,929,199	1.54
13	First Niagara Financial Group Inc.	2,690,984	1.41
14	Univest Corp. of Pennsylvania	2,186,822	1.15
15	Investors Bancorp Inc.	2,172,983	1.14

Source: SNL Financial / FDIC *pro forma data as of June 30, 2014 (NPBC pro forma includes TF Financial Corporation deposits)
Total NPBC PA, NJ, MD market areas by county. Dollars in thousands.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Repurchase of Shares Owned by Warburg Pincus
Continuing to Build Long-Term Shareholder Value

February 2015 repurchase of approximately 5% of current outstanding:

- Completed under previously announced $125 million stock repurchase program
- $75 million of common stock owned by Warburg Pincus
- Approximately 7.3 million shares at $10.25 per share
- Warburg Pincus ownership reduced from 12.8% to 8.3%

Shares repurchased February 6, 2015.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

TF Financial Corporation Acquisition

Enhancing Franchise Value


NPBC
THRD
Philadelphia

Closing Date: October 24, 2014

- ✓ Closed and converted in less than 5 months
- ✓ Total Assets: $792M*
- ✓ Total Loans: $595M*
- ✓ Total Deposits: $658M*
- ✓ Non-recurring acquisition costs of approximately $3 million recorded in Q4 2014
- ✓ 40% cost savings realized

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

* Reflects mark to market valuation

Consistent High-Level Financial Performance

Sustained Earnings Performance and Strong ROAA Trend


Quarterly
$0.20
$0.15
$0.10
$0.05
$0.00
1.60%
1.20%
0.80%
0.40%
0.00%
$0.17
$0.16
$0.19
$0.18
$0.18
1.19%
1.09%
1.23%
1.17%
1.14%
Q4 2013*
Q1 2014
Q2 2014
Q3 2014
Q4 2014*
Earnings Per Share
ROAA


Full Year
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
1.60%
1.20%
0.80%
0.40%
0.00%
$0.66
$0.67
$0.71
1.17%
1.18%
1.16%
2012
2013*
2014*
Earnings Per Share
ROAA

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

* Adjusted EPS and ROAA; refer to Appendix for calculation of non-GAAP measures.

Consistent High-Level Financial Performance

Sustained Strong Return on Assets



Reported ROAA YTD 2014
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.88%
1.16%
1.06%
0.98%
0.97%
0.96%
0.95%
0.91%
0.86%
0.83%
0.82%
0.74%
0.64%
N/M
NPBC
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer Average



NPBC ROAA
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.03%
1.17%
1.18%
1.16%
2011*
2012
2013*
2014*

Refer to Appendix for calculation of non-GAAP measures and peer listing. NPBC YTD as of December 31, 2014. Peer data per SNL through September 30, 2014 (average excludes N/M).
* Adjusted ROAA

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Consistent High-Level Financial Performance
Stable Margin in a Historically Low Rate Environment


($millions)
Quarterly
$80.0
$60.0
$40.0
$20.0
$0.0
4.00%
3.50%
3.00%
2.50%
$64.1
$62.3
$63.0
$64.2
$67.6
3.51%
3.44%
3.43%
3.43%
3.33%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Net Interest Income
Net Interest Margin (FTE)


($millions)
Full Year
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
$254.0
$252.1
$257.1
3.50%
3.51%
3.40%
2012
2013
2014
Net Interest Income
Net Interest Margin (FTE)

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Consistent High-Level Financial Performance

Disciplined Growth of Quality Loans


($millions)
Total Commercial Loans
$4,250
$4,000
$3,750
$3,500
$3,250
$3,000
$3,654
$3,753
$4,032
$192
$3,840
YOY Organic Loan Growth 5.1%**
Q4 2013
Q3 2014
Q4 2014
NPB Commercial Loans
Acquired Loans*


($millions)
Total Consumer Loans
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$1,684
$1,027
$657
$1,717
$1,052
$665
$2,114
$403
$1,064
$647
YOY Organic Loan Growth 1.6%**
Q4 2013
Q3 2014
Q4 2014
NPB Mortgages
NPB H.E. & Other Consumer
Acquired Loans*


($millions)
Total Loans
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,338
$5,470
$6,146
$595
$5,551
YOY Organic Loan Growth 4.0%**
Q4 2013
Q3 2014
Q4 2014
NPB Loans
Acquired Loans*

Q4 2014: Annualized loan growth of 6%**

* Represents loans acquired in TF Financial Corporation transaction.
** Excludes loans acquired in TF Financial Corporation transaction.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Consistent High-Level Financial Performance

"Fortress" like Balance Sheet - Superior Asset Quality


($millions)
Classified Loans
$250
$200
$150
$100
$50
$192
$174
$174
$170
$163
$10
$153
YOY 20% Decline in Classified Loans**
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Classified Loans
Acquired Classified Loans*


($millions)
Net Loan Charge-Offs &
Provision for Loan Losses
$7.5
$5.0
$2.5
$0.0
$5.4
$1.0
$4.4
$1.25
$3.4
$0.0
$1.9
$1.0
$1.8
$3.5
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Net Charge-Offs
Provision


Allowance / Non-Performing Loans
250%
200%
150%
100%
50%
0%
153%
99%
Q4 2014
Peer Mean***


Non-Performing Loans / Total Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.96%
1.21%
Q4 2014
Peer Mean***

* Represents loans acquired in TF Financial Corporation transaction
** Excludes loans acquired in TF Financial Corporation transaction
*** Peer mean as of September 30, 2014. Refer to Appendix for peer listing.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Consistent High-Level Financial Performance

Diversified Revenue Sources



Quarterly
($millions)
$25
$20
$15
$10
$5
$0
$22.7
$21.5
$24.4
$0.9
$22.9
$23.4
$8.6
$7.9
$8.4
$8.6
$8.7
$6.6
$6.9
$7.1
$6.9
$7.1
$3.0
$3.6
$3.2
$3.0
$3.0
$3.6
$2.4
$3.9
$3.4
$3.4
$0.9
$0.7
$0.9
$1.0
$1.2
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Full Year
($millions)
$100
$80
$60
$40
$20
$0
$95.6
$95.9
$92.2
$0.9
$34.4
$34.1
$33.5
$24.6
$27.3
$28.1
$12.9
$12.7
$12.8
$16.1
$15.3
$13.0
$7.6
$6.5
$3.9
2012
2013
2014
Gain on sale of NPLs
Banking - deposits
Wealth
Insurance
Banking - other
Banking - mortgages

* Refer to Appendix for reconciliation of Non-GAAP measure.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Consistent High-Level Financial Performance

Diversified Revenue Sources



Non Interest Income / Operating Revenue YTD 2014
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
39.86%
37.84%
29.92%
29.33%
28.48%
26.78%
26.50%
26.24%
24.29%
23.86%
23.54%
21.92%
12.17%
27.02%
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
NPBC
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer Average



NPBC Non Interest Income / Operating Revenue
30%
25%
20%
15%
10%
5%
0%
25.71%
27.17%
27.79%
26.50%
2011
2012
2013
2014

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Refer to Appendix for peer listing. NPBC YTD as of December 31, 2014. Peer data per SNL through September 30, 2014.

Consistent High-Level Financial Performance

Disciplined Operating Expense Management*


Reported Efficiency Ratio YTD 2014
80%
75%
70%
65%
60%
55%
50%
45%
40%
66.04%
57.06%
57.62%
60.60%
64.00%
65.02%
65.07%
65.65%
66.37%
66.65%
69.79%
70.13%
70.21%
71.39%
NPBC
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer Average


NPBC Core Non-Interest Expense and Efficiency Ratio
($millions)
$300
$250
$200
$150
$100
$50
$-
70%
65%
60%
55%
50%
45%
40%
35%
30%
59.61%
58.78%
59.03%
57.12%
57.80%
57.06%
$227
$226
$221
$210
$211
$208
2009-2014 CAGR (1.69)%
2009
2010
2011
2012
2013
2014
Core Non-Interest Expense*
Efficiency Ratio*

Refer to Appendix for calculation of non-GAAP measures and peer listing. NPBC YTD as of December 31, 2014. Peer data per SNL through September 30, 2014.

* Excludes expenses related to Christiana Bank & Trust from 2009 acquisition through divestiture in 2010 and non-recurring items

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

NPBC Senior Debt Issuance

Strategically Positioned for Long-Term Shareholder Value

- 10-year holding company senior debt
- 4.25% fixed coupon (10-Yr Treasury + 175)
- $125 MM issued
  - Upsized, increased from $100 MM
- "A-" senior debt rating from Kroll
  - "A" rating at the bank
- Provides for long-term strategic flexibility
- Closed September 16, 2014

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Holding Company Liquidity – NPBC Liquidity
Strategically Positioned for Long-Term Shareholder Value



($millions)
$300
$250
$200
$150
$100
$50
$-
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Parent Liquidity
Pro forma for Warburg Pincus Repurchase Impact*

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

*Shares repurchased February 6, 2015

Enhanced Holding Company Liquidity
Strategically Positioned for Long-Term Shareholder Value

		($millions)
Sources:	Permanent return of capital from bank	$100
	Senior debt offering	125
	TF acquisition structure	39
		$264
Uses:	Cash portion of TF acquisition	$(58)

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Strength of Capital Ratios and "Excess" Capital Position Reflect Opportunity



20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
10.41%
14.23%
16.72%
10.08%
13.57%
16.02%
9.30%
12.82%
15.16%
8.57%
11.74%
14.08%
Q4 2013
Q3 2014
Q4 2014
Q4 2014 Pro forma Post-Warburg Pincus Repurchase**
Tangible Common Equity* / Tangible Assets Ratio
Tier 1 Common Ratio
Total Risk-Based Capital Ratio

* Refer to Appendix for reconciliation of Non-GAAP measure
** Shares repurchased February 6, 2015

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Total Return Alternative which Manages Capital Effectively

Dividend Payout Ratio YTD 2014



80%
70%
60%
50%
40%
30%
20%
10%
0%
42.4%
73.33%
61.02%
57.75%
48.94%
47.14%
46.60%
46.34%
40.98%
37.50%
31.51%
19.02%
13.45%
NM
Peer 1
Peer 2
NPBC*
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer Average

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

* Based on adjusted diluted earnings
Refer to Appendix peer listing. NPBC YTD as of December 31, 2014. Peer data per SNL through September 30, 2014 (average excludes N/M).

Total Return Alternative which Manages Capital Effectively

Dividend Yield



5%
4%
3%
2%
1%
0%
4.63%
4.19%
4.10%
3.77%
3.72%
3.61%
3.49%
2.74%
2.73%
1.93%
1.82%
1.40%
0.94%
2.91%
Peer 1
NPBC
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer Average

Refer to Appendix for peer listing. Data per SNL as of February 5, 2015.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Total Return Alternative which Manages Capital Effectively

Consistent Earnings with Capital Management Enhances ROATCE



ROATCE YTD 2014
16%
14%
12%
10%
8%
6%
4%
2%
0%
14.70%
13.50%
12.74%
12.46%
11.97%
10.94%
10.86%
10.40%
10.22%
9.82%
9.58%
7.16%
N/M
11.13%
Peer 1
Peer 2
Peer 3
Peer 4
NPBC
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer Average



NPBC ROATCE*
15%
12%
9%
6%
3%
0%
10.49%
10.66%
11.36%
11.97%
2011
2012
2013
2014

Refer to Appendix for calculation of non-GAAP measures and peer listing. NPBC YTD as of December 31, 2014. Peer data per SNL through September 30, 2014 (average excludes N/M).
* Adjusted ROATCE

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Strategic Overview
Option Rich Strategic Perspective


Capital Management Opportunities
Dividends
(Dividend Yield & Payout Ratio exceed peer averages)
Share Repurchase
(~15% repurchased since 2012; $50 million remaining in 2015 authorization)
Organic Growth
M&A
(TF Financial transaction completed Q4 2014)

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Strategic Overview

Option Rich Strategic Perspective - Mid-Atlantic Region M&A Opportunity



Scranton
State College
PENNSYLVANIA
Allentown
Pittsburgh
Harrisburg
Philadelphia
Trenton
NEW JERSEY
Wilmington
MARYLAND
Baltimore
DELAWARE
NEW YORK
New York City

# Banking Institutions*	
Delaware	7
Maryland	69
New Jersey	100
Pennsylvania	186

* Source: # Banking Institutions per SNL Financial – August 13, 2014

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Strategic Overview

Option Rich Strategic Perspective - Strategic M&A Considerations

- ✓ Relevant size
- ✓ Relative risk
- ✓ Operating leverage
- ✓ Franchise value

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Strategic Overview

Proactive Management Team that Delivers on Strategic Objectives

2012 – 2015

- ✓ Executed 5% share repurchase program in 2012
- ✓ Increased common dividend from $0.09 - $0.40 (through Q3 2014)
- ✓ Redeemed $65 million of National Penn 7.85% retail TruPS
- ✓ Restructured $400 million of high-cost FHLB borrowings
- ✓ Rebranded all divisions as National Penn
- ✓ Announced relocation of corporate headquarters to Two City Center, Allentown, PA
- ✓ Announced expense restructuring including branch rationalization
- ✓ Repurchased 7 million of Warburg Pincus common shares (Q1 2014)
- ✓ Completed $100 million permanent return of capital from bank (Q3 2014)
- ✓ Completed $125 million Holding Company Senior Debt issuance (Q3 2014)
- ✓ Completed TF Financial acquisition and systems integration (Q4 2014)
  - $39 million of additional holding company liquidity provided through TF acquisition structure
- ✓ Increased common stock cash dividend by 10% from $0.10 in Q3 2014 to $0.11 in Q4 2014
- ✓ Announced 2015 $125 million share repurchase authorization (Q4 2014)
  - Repurchased $75 million of common stock owned by Warburg Pincus (February 6, 2015)

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Strategic Overview

Management Team Focused on Shareholder Returns


Insider / Stakeholder Total Ownership
12%
10%
8%
6%
4%
2%
0%
10.94%
10.34%
9.40%
6.33%
5.98%
4.92%
2.33%
2.18%
1.99%
1.43%
1.28%
1.25%
1.17%
4.10%
Peer 1
NPBC
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer Average

NPBC Insider Ownership	
Warburg Pincus and Independent Directors:	9.32%
Executive Management:	1.02%

Refer to Appendix peer listing.
NPBC is pro forma reflecting Warburg Pincus repurchase February 6, 2015. Data per SNL as of December 31, 2014.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Strategic Overview
Management Team with a Focus on Shareholder Returns



NPBC Total Annual Return
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
15.56%
15.40%
12.13%
8.52%
6.67%
Total Annual Return Since Jan 1, 2010
NPBC
S&P 600 Financials Index
KBW Bank Index
Mean - Peers with Stock Appreciation
Mean - All Peers

Source: Annual Equivalent Total Return per Bloomberg through close February 5, 2015.
Refer to Appendix for peer listing

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Strategic Overview

Continuing to Build Long-Term Shareholder Value


Total Return
Capital Management Opportunities
Balance Sheet Management Opportunities
Solid and Consistent Financial Performance
Balance Sheet Strength
Strength of the Franchise

NPBC will be the most highly regarded financial institution within the markets it serves.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Appendix

NPBC Peer Group*

Peer	Ticker	Assets as of 12/31/14 ($billions)
Bancorp South, Inc.	BXS	$13.3
F.N.B Corporation	FNB	16.1
First Midwest Bancorp, Inc	FMBI	9.4
First Niagara Financial Group, Inc.	FNFG	38.6
FirstMerit Corporation	FMER	24.9
Fulton Financial Corporation	FULT	17.1
MB Financial, Inc.	MBFI	14.6
Old National Bancorp	ONB	11.6
Susquehanna Bancshares, Inc.	SUSQ	18.7
Trustmark Corporation	TRMK	12.3
Valley National Bancorp	VLY	18.8
Wintrust Financial Corp	WTFC	20.0

* Note: Consistent peer group since 2009. Wilmington Trust (WL) eliminated from peer data beginning with data for Q1 2011 due to acquisition by M&T Whitney Holding Company (WTNY) eliminated from peer data beginning with 2Q 2011 due to acquisition by Hancock Holding Co. (HBHC)

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Reconciliation of Non-GAAP Measures

Adjusted Earnings per Diluted Share	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	2011	2012	2013	2014
Net income	$ 0.15	$ 0.16	$ 0.19	$ 0.18	$ 0.17	$ 0.56	$ 0.66	$ 0.37	$ 0.70
After-tax adjustments:									
Acquisition related expenses	-	-	-	-	0.01	-	-	-	0.01
Unrealized FV gain on subordinated debentures	-	-	-	-	-	0.01	-	(0.01)	-
Corporate reorganization expense	0.03	-	-	-	-	0.01	-	0.03	-
Accelerated accretion from redemption of preferred stock	-	-	-	-	-	0.01	-	-	-
Loss on debt extinguishment	-	-	-	-	-	-	-	0.29	-
Adjusted net income*	$ 0.17	$ 0.16	$ 0.19	$ 0.18	$ 0.18	$ 0.59	$ 0.66	$ 0.67	$ 0.71

($millions)

Adjusted Return on Average Assets	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	2011	2012	2013	2014
Net income	$ 21.2	$ 22.7	$ 26.2	$ 25.3	$ 24.5	$ 84.4	$ 98.9	$ 53.4	$ 98.7
After-tax adjustments:									
Acquisition related expenses	-	-	-	-	2.1	-	-	-	2.1
Unrealized FV gain on subordinated debentures	-	-	-	-	-	1.6	(0.4)	(1.4)	-
Corporate reorganization expense	3.9	-	-	-	-	1.4	-	3.9	-
Accelerated accretion from redemption of preferred stock	-	-	-	-	-	1.5	-	-	-
Loss on debt extinguishment	-	-	-	-	-	-	-	42.2	-
Adjusted net income	$ 25.1	$ 22.7	$ 26.2	$ 25.3	$ 26.5	$ 88.9	$ 98.5	$ 98.1	$ 100.8
Average Assets	$ 8,385.1	$ 8,479.7	$ 8,512.8	$ 8,569.7	$ 9,269.1	$ 8,603.3	$ 8,424.3	$ 8,330.4	$ 8,709.6
Adjusted ROAA	1.19%	1.09%	1.23%	1.17%	1.14%	1.03%	1.17%	1.18%	1.16%

* Difference in summation of Q4 2013 adjusted net income per share due to rounding.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Reconciliation of Non-GAAP Measures

($millions)

Operating expense and efficiency ratio	2009	2010	2011	2012	2013	2014
Non-interest expense	$ 508.6	$ 241.7	$ 223.4	$ 210.3	$ 281.9	$ 211.3
Less:						
Fraud Recovery	(4.0)	-	-	-	-	-
Goodwill impairment	275.0	8.3	-	-	-	-
FDIC Special Assessment	4.6	-	-	-	-	-
SERP accrual	2.0	-	-	-	-	-
Loss on debt extinguishment**	-	-	-	-	64.9	-
Corporate reorganization expense	-	-	2.2	-	6.0	-
Acquisition related expenses	-	-	-	-	-	2.9
Operating expenses	$ 231.0	$ 233.4	$ 221.2	$ 210.3	$ 211.0	$ 208.4
Christiana Bank and Trust	4.3	7.7	-	-	-	-
Core non-interest expense	$ 226.7	$ 225.7	$ 221.2	$ 210.3	$ 211.0	$ 208.4
Net interest income (taxable equivalent)	$ 275.2	$ 292.6	$ 280.0	$ 272.6	$ 269.2	$ 273.2
Non-interest income	(1.5)	98.2	91.2	96.0	98.1	92.2
Less:						
Gain on pension plan curtailment	-	4.1	-	-	-	-
Net losses from fair value changes	(4.4)	(10.4)	-	-	-	-
Loss on sale of SNC loans	(6.0)	-	-	-	-	-
Gain on sale of wealth unit	1.2	-	-	-	-	-
Loss on sale of building	-	-	(1.0)	-	-	-
Loss on debt extinguishment	-	-	(2.6)	-	-	-
Net (losses) gains on FV changes of subordinated debentures*	-	-	(2.5)	0.7	2.1	-
Net (losses) gains on investment securities / impairment / CDO loss	(104.6)	-	2.7	(0.3)	0.1	-
Adjusted revenue***	$ 387.6	$ 397.1	$ 374.7	$ 368.2	$ 365.1	$ 365.3
Efficiency Ratio	59.61%	58.78%	59.03%	57.12%	57.80%	57.06%

* TruPS redemption – Q1 2013

** FHLB repayment – Q1 2013

*** Difference in summation of 2014 adjusted revenue due to rounding

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

Reconciliation of Non-GAAP Measures

($000s)	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	2012	2013	2014
Non-Interest Income								
Banking - deposits	$ 8,609	$ 7,910	$ 8,403	$ 8,546	$ 8,676	$ 34,377	$ 34,148	$ 33,535
Banking - mortgages	902	716	936	987	1,213	7,640	6,500	3,852
Banking - other	3,566	2,381	3,769	3,364	3,426	16,054	15,253	12,940
Gain on sale of loans	-	-	946	-	-	-	-	946
Wealth	6,609	6,866	7,133	6,945	7,123	24,629	27,309	28,067
Insurance	3,028	3,597	3,209	3,029	2,979	12,858	12,692	12,814
Subtotal - core non-interest income	22,714	21,470	24,396	22,871	23,417	95,558	95,902	92,154
Plus:								
Net gains on FV changes of subordinated debentures	-	-	-	-	-	683	2,111	-
Net gains (losses) on investments	-	8	-	-	13	(273)	54	21
Total non-interest income	$ 22,714	$ 21,478	$ 24,396	$ 22,871	$ 23,430	$ 95,968	$ 98,067	$ 92,175

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Reconciliation of Non-GAAP Measures

($millions)

Tangible Common Equity/Tangible Assets	Q4 2013	Q3 2014	Q4 2014
Total shareholders' equity	$ 1,132	$ 1,107	$ 1,189
Goodwill and intangibles	(265)	(263)	(311)
Tangible common equity	$ 867	$ 844	$ 878
Total assets	$ 8,592	$ 8,633	$ 9,751
Goodwill and intangibles	(265)	(263)	(311)
Tangible assets	$ 8,327	$ 8,370	$ 9,440
Tangible common equity/tangible assets	10.41%	10.08%	9.30%

($millions)

Adjusted Return on Average Tangible Common Equity	2011	2012	2013	2014
Net income	$ 84.4	$ 98.9	$ 53.4	$ 98.7
After-tax adjustments:				
Unrealized FV gain (loss) on subordinated debentures	1.6	-	(1.4)	-
Corporate reorganization expense	1.4	-	3.9	-
Accelerated accretion from redemption of preferred stock	1.5	-	-	-
Acquisition related expenses	-	-	-	2.1
Loss on debt extinguishment	-	-	42.2	-
Adjusted net income	$ 88.9	$ 98.9	$ 98.1	$ 100.8
Average Tangible Common equity	$ 848	$ 928	$ 863	$ 842
Adjusted ROATCE	10.49%	10.66%	11.36%	11.97%

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

Investor Relations Information

- The following information can be found on our Investor Relations Web site at www.nationalpennbancshares.com
  - SEC Filings
  - Corporate News
  - Analyst Estimates
  - and much more
- Contact information
  - Michael J. Hughes, Chief Financial Officer

    484.709.3305 | michael.hughes@nationalpenn.com
  - Michelle H. Debkowski, Investor Relations Officer

    484.709.3255 | michelle.debkowski@nationalpenn.com

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST